Exhibit 10.2

Amendment No. 2 to Manufacturing and Supply Agreement

Amendment No. 2 to the Manufacturing and Supply Agreement, dated ___ April, 2018 (the “Amendment”) between Nevro Corp. (“Nevro”) and Nordson MEDICAL Design and Development, Inc., fka Vention Medical Design and Development, Inc. (“Nordson MEDICAL”).

WHEREAS, Nevro and Vention have entered into a Manufacturing and Supply Agreement, dated December 8th, 2015 (the “Existing Agreement”) and subsequently amended effective April 11, 2018; and

WHEREAS, the parties desire to modify the Existing Agreement.

NOW, THEREFORE, as to the terms of the Amendment No. 2 to the Manufacturing and Supply Agreement, Nevro and Nordson MEDICAL agrees as follows:

1.	Introductory Clause. Vention Medical Design and Development, Inc. changed its name to Nordson MEDICAL Design and Development, Inc. effective February 1, 2018.

All other terms and conditions of this Introductory Clause shall remain in full force and effect.

2.

Appendix B. Appendix B of the Existing Agreement shall be replaced in its entirety with the attached Appendix B which reflects the current and proposed unit costs for the Model 2000 Unit.  The proposed unit cost contained in the attached Appendix B will become effective for units delivered beginning April 1, 2018.

All other terms and conditions of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Manufacturing and Supply Agreement in duplicate effective the date first written above.

Nevro Corp.		Nordson MEDICAL Design and Development, Inc.

/s/ Andrew Galligan		/s/ James Getty

Printed		Printed
Name:	Andrew Galligan	Name:	James Getty

Title:	Chief Financial Officer	Title: Vice President

Date:	4/24/2018	Date: April 11, 2018

APPENDIX B

Model Unit Costing - Current and Proposed Unit Cost

Model 2000 Pricing Summary
	Current Unit Cost	Proposed Unit Cost (April 2018)
Material	[ ● ]	[ ● ]
Labor	[ ● ]	[ ● ]
Assy Yield Factor	[ ● ]	[ ● ]
Total	[ ● ]	[ ● ]

Model 2000 Pricing - Material Detail
	Current Unit Cost	Proposed Unit Cost (April 2018)
Material Cost	[ ● ]	[ ● ]
MAC	[ ● ]	[ ● ]
Material Yield Factor	[ ● ]	[ ● ]
Total Material Cost	[ ● ]	[ ● ]

Model 2000 Pricing Labor Detail
	Current Unit Cost	Proposed Unit Cost (April 2018)
Direct Labor Hours	[ ● ]	[ ● ]
Indirect Labor	[ ● ]	[ ● ]
Total Hours	[ ● ]	[ ● ]
Total Cost	[ ● ]	[ ● ]